Exhibit 10.15(b)


   Schedule of Secured Convertible Notes (refinancings after October 31, 2005) issued by NCT Group, Inc. to Carole Salkind and outstanding February 28, 2006



                                                                  Conversion
       Issue Date           Due Date             Principal         Price (a)
       ----------           --------         --------------        ---------
        12/07/05            06/07/06         $     959,384          $0.0100
        12/22/05            06/22/06             2,077,979          $0.0100
        01/12/06            07/12/06            31,637,249          $0.0100
        02/07/06            08/07/06            15,653,600          $0.0100
        02/13/06            08/13/06            27,034,868          $0.0100

                                            -----------------
                                             $  77,363,080
                                            =================

(a) Note conversion price will be the greater of: (i) the lowest last sale price of NCT's common stock during the two-day period comprised of the date of the note and the preceding date; or (ii) the par value of NCT's common stock on the date the conversion notice is delivered to NCT.